EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

WAFERGEN BIO-SYSTEMS, INC.

and the HOLDERS party hereto

Dated: August 27, 2013

TABLE OF CONTENTS
Page
1.(a)	Definitions		1
	(b)	Interpretation	4

2.	General; Securities Subject to this Agreement		5
	(a)	Grant of Rights	5
	(b)	Transfer of Registration Rights	5

3.	Shelf Registrations		5
	(a)	Filings	5
	(b)	Additional Electing Holders	5
	(c)	Suspension Periods	6
	(d)	Liquidated Damages	6

4.	Registration Procedures		7
	(a)	Obligations of the Company	7
	(b)	Additional Obligations of the Company	7
	(c)	Seller Requirements	9

5.	Registration Expenses		10

6.	Indemnification; Contribution		10
	(a)	Indemnification by the Company	10
	(b)	Indemnification by Holders	10
	(c)	Conduct of Indemnification Proceedings	11
	(d)	Contribution	11

7.	Participation in Underwritten Offering/Sale of Registrable Securities		12

8.	Rule 144		12

9.	Subsequent Registration Rights		12

10.	Miscellaneous		12
	(a)	Stock Splits, etc.	12
	(b)	No Inconsistent Agreements	12
	(c)	Amendments and Waivers	12
	(d)	Notices	13
	(e)	Successors and Assigns: Third Party Beneficiaries	13
	(f)	Headings	13
	(g)	GOVERNING LAW	13
	(h)	Jurisdiction	13
	(i)	WAIVER OF JURY TRIAL	14
	(j)	Remedies	14
	(k)	Severability	14
	(l)	Rules of Construction	14
	(m)	Entire Agreement	14
	(n)	Further Assurances	15
	(o)	Other Agreements	15
	(p)	Termination	15

Annex A Notice and Questionnaire			A-1

Annex B Form of Joinder			B-1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 27, 2013, by and among WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”), and any parties purchasing Units (as defined below) pursuant to the Purchase Agreement (as defined below) and such other persons as may become parties hereto from time to time in accordance with the terms hereof.

WHEREAS, the Company and the Holders (as defined below) are parties to the Securities Purchase Agreement, dated the date hereof (the “Purchase Agreement”), pursuant to which the Company agrees to sell and the Holders agree to purchase units (the “Units”) consisting of shares of the Company’s Common Stock (as defined below) and warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”), with a Warrant to purchase one-half share of Common Stock being included for every one share of Common Stock sold and purchased pursuant to the Purchase Agreement and included within the Units. Under the terms of the Purchase Agreement, the Company may issue additional Units to additional investors (“Additional Purchasers”) during the period set forth in the Purchase Agreement.

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Holders to invest funds in the Company pursuant to the Purchase Agreement, the Holders and the Company hereby agree that this Agreement shall govern the rights of the Holders to cause the Company to register the Registrable Securities (as defined below) issued to the Holders, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           (a)           Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Additional Purchasers” has the meaning set forth in the recitals to this Agreement.

“Affiliate” means, with respect to a Person, any other Person which directly or indirectly controls or is controlled by, or is under direct or indirect common control with, the referent Person.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, without regard to whether such right is currently exercisable, is exercisable only after the passage of time or is exercisable only upon the satisfaction of certain conditions. The terms “beneficially owns” and “beneficially owned” have a corresponding meaning.

“Board of Directors” means the board of directors of the Company (or any duly authorized committee thereof).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Nevada are authorized or required by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means (i) the common stock, par value $0.001 per share, of the Company, (ii) any securities of the Company or any successor or assign of the Company into which such stock is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise or (iii) any securities received as a dividend or distribution in respect of the securities described in clauses (i) and (ii) above.

“Company” has the meaning set forth in the preamble to this Agreement.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) means, unless otherwise noted, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Counsel to the Holders” means one (1) counsel selected by the Holders of a majority of the Registrable Securities requested to be included in the applicable Shelf Registration.

“Disclosure Package” means the following, collectively, with respect to any offering of Registrable Securities, (i) the preliminary Prospectus, in the form provided to the Holders for delivery to purchasers of Registrable Securities, (ii) each Free Writing Prospectus, in the form provided to the Holders for delivery to purchasers of Registrable Securities and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

“Effectiveness Deadline” has the meaning set forth in Section 3 hereof.

“Electing Holder” means a Holder of Registrable Securities who has provided the Company with a Notice and Questionnaire.

“Event” has the meaning set forth in Section 3 hereof.

“Event Date” has the meaning set forth in Section 3 hereof.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.

“Filing Deadline” has the meaning set forth in Section 3 hereof.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Hedging Counterparty” means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

“Hedging Transaction” means any transaction involving a security linked to the Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) promulgated under the Exchange Act) with respect to the Registrable Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of an exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

(i)           transactions by a Holder in which a Hedging Counterparty engages in short sales of Registrable Securities pursuant to a Prospectus and may use Registrable Securities to close out its short position;

(ii)           transactions pursuant to which a Holder engages in a short sale of Registrable Securities pursuant to a Prospectus and delivers Registrable Securities to close out its short position;

(iii)           transactions by a Holder in which the Holder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a Prospectus or an exemption from registration under the Securities Act; and

(iv)           a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities, in each case, in a public transaction pursuant to a Prospectus.

“Holder” (collectively, the “Holders”) shall mean each Person who is a purchaser of Units pursuant to the Purchase Agreement or an Additional Purchaser who executes a Joinder to this Agreement in the form of Annex B hereto for so long as it holds any Registrable Securities and each of its successors and assigns and direct and indirect transferees who Beneficially Own Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6(c) hereof.

“Indemnifying Party” has the meaning set forth in Section 6(c) hereof.

“Liability” has the meaning set forth in Section 6(a) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company in the form attached as Annex A hereto.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Prospectus” means the prospectus related to any Registration Statement (whether preliminary or final or any prospectus supplement, including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 424, 430A, 430B or 430C under the Securities Act, as amended or supplemented by any amendment or prospectus supplement), including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Registrable Securities” means: (i) any and all shares of Common Stock issued as part of a Unit; and (ii) the Warrant Shares; provided, that Registrable Securities held by any Holder will cease to be Registrable Securities, when (A) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (B) such securities have been disposed of pursuant to Rule 144 promulgated under the Securities Act, (C) the entire amount of the Registrable Securities held by any Holder may be sold by such Holder in a single sale without, in the opinion of counsel reasonably satisfactory to the Company, any limitation as to volume or manner of sale requirements pursuant to Rule 144 promulgated under the Securities Act and the Company removes any restrictive legend borne by the Registrable Securities or (D) such securities have ceased to be outstanding.

“Registration Expenses” means all expenses (other than Selling Expenses) arising from or incident to the registration of the sale of Registrable Securities in compliance with this Agreement, including, without limitation, (i) Commission, stock exchanges, FINRA (including, without limitation, fees, charges and disbursements of counsel in connection with FINRA registration) and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) with respect to Registrable Securities that are quoted or listed on a quotation service or national securities exchange, the fees and expenses incurred in connection with the quoting or listing of such Registrable Securities, and (vi) reasonable fees, charges and disbursements of Counsel to the Holders in connection with a Shelf Registration Statement.

“Registration Statement” means any registration statement filed pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means underwriting fees, discounts, selling commissions, underwriter expenses and stock transfer taxes relating to the registration and sale of a Holder’s Registrable Securities and, subject to clause (vi) of the definition of Registration Expenses, the fees and expenses of Holder’s own counsel.

“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act.

“Shelf Registration Statement” has the meaning set forth in Section 3 hereof.

“Suspension Period” has the meaning set forth in Section 3(c) hereof.

“underwriter” means the underwriter, placement agent or other similar intermediary participating in an underwritten offering.

“underwritten offering” of securities means a public offering of securities registered under the Securities Act in which an underwriter, placement agent or other similar intermediary participates in the distribution of such securities.

“Units” has the meaning set forth in the recitals to this Agreement.

“Warrants” has the meaning set forth in the recitals to this Agreement.

“Warrant Shares” has the meaning set forth in the recitals to this Agreement.

(b)           Interpretation. Unless otherwise noted:

(i)           All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii)           All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii)           All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

2.           General; Securities Subject to this Agreement.

(a)           Grant of Rights. The Company hereby grants registration rights with respect to the Registrable Securities to the Holders upon the terms and conditions set forth in this Agreement.

(b)           Transfer of Registration Rights. Any Registrable Securities that are pledged or made the subject of a Hedging Transaction, which Registrable Securities are not ultimately disposed of by the Holder pursuant to such pledge or Hedging Transaction shall be deemed to remain “Registrable Securities,” notwithstanding the release of such pledge or the completion of such Hedging Transaction.

3.           Shelf Registrations.

(a)           Filings. For so long as there are Registrable Securities outstanding, the Company shall use its commercially reasonable efforts to ensure that from and after the date 90 days following the earlier of (i) the date the Company files an initial Shelf Registration Statement (as defined below) or the Filing Deadline (as defined below) (the “Effectiveness Deadline”) the Company shall at all times have and maintain an effective Registration Statement for a Shelf Registration covering the resale of all of the Registrable Securities requested to be included by the Electing Holders, on a delayed or continuous basis (the “Shelf Registration Statement”). In furtherance of such obligation, the Company shall use its commercially reasonable efforts to file on or prior to the date 30 days after the final Closing under the Purchase Agreement (the “Filing Deadline”) an initial Shelf Registration Statement. The Company shall give written notice of the filing of any Shelf Registration Statement at least fifteen (15) days prior to filing such Shelf Registration Statement to all Holders of Registrable Securities and shall include in such Shelf Registration Statement all Registrable Securities of Electing Holders. The Company shall use its commercially reasonable efforts to cause the initial Shelf Registration Statement to become effective on or prior to the Effectiveness Deadline and shall use its commercially reasonable efforts to maintain the effectiveness of such Shelf Registration Statement in accordance with the terms hereof.

(b)           Additional Electing Holders. From and after the date that the Shelf Registration Statement is initially effective, as promptly as is practicable after receipt of a proper Notice and Questionnaire, and in any event within (x) ten (10) Business Days after the date such Notice and Questionnaire is received by the Company or (y) if a Notice and Questionnaire is so received during a Suspension Period, five (5) Business Days after the expiration of such Suspension Period, the Company shall take all necessary action to cause the Electing Holder to be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus in connection with sales of such Registrable Securities to the purchasers thereof in accordance with applicable law, which action may include: (i) if required by applicable law, filing with the Commission a post-effective amendment to the Shelf Registration Statement; (ii) preparing and, if required by applicable law, filing a supplement or supplements to the related Prospectus or a supplement or amendment to any document incorporated therein by reference; (iii) filing any other required document; or (iv) with respect to a post-effective amendment to the Shelf Registration Statement that is not automatically effective, using its commercially reasonable efforts to cause such post-effective amendment to be declared or to otherwise become effective under the Securities Act as promptly as is practicable; provided that:

(i)           the Company may delay such filing until the date that is twenty (20) Business Days after any prior such filing;

(ii)           if the Shelf Registration Statement is not an Automatic Shelf Registration Statement and the Company has already made such a filing during the calendar quarter in which such filing would otherwise be required to be made, the Company may delay such filing until the tenth (10th) Business Day of the following calendar quarter; and

(iii)           if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth above upon expiration of the Suspension Period in accordance with Section 3(c).

Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus until such Holder has returned a duly completed and signed Notice and Questionnaire to the Company.

(c)           Suspension Periods. Upon written notice to the Holders of Registrable Securities, (x) the Company shall be entitled to suspend, for a period of time, the use of any Registration Statement or Prospectus if the Board of Directors determines in its good faith judgment, after consultation with counsel, that the Registration Statement or any Prospectus may contain an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or Prospectus not misleading and (y) the Company shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference if the Board of Directors determines in its good faith judgment, after consultation with counsel, that such amendment would reasonably be expected to have a material adverse effect on any proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction, in each case that is material to the Company (in case of each clause (x) and (y), a “Suspension Period”); provided that (A) the duration of all Suspension Periods may not exceed one hundred and twenty (120) days in the aggregate in any 12-month period and (B) the Company shall use its commercially reasonable efforts to amend the Registration Statement and/or Prospectus to correct such untrue statement or omission as soon as reasonably practicable.

(d)           Liquidated Damages. If: (i) any Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) such Registration Statement is not declared effective by the Commission (or otherwise does not become effective) for any reason, including in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, on or prior to earlier of the fifth day after the Commission signs off on the Registration Statement or the Effectiveness Deadline, or (iii) after the date such Registration Statement becomes effective, such Registration Statement ceases for any reason (but excluding the inability of any Holder to sell the Registrable Securities covered thereby pursuant to a permissible blackout period or Suspension Period or any stop order or other suspension of the effectiveness of such Registration Statement or due to market illiquidity) to remain continuously effective as to all Registrable Securities for which it is required to be effective, and the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for an aggregate of more than either 30 consecutive trading days or 45 trading days in any 12-month period (which need not be consecutive) (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 30- or 45- trading-day period is exceeded, being referred to as the “Event Date”), then in addition to any other rights available to the Holders hereunder or under applicable law on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Electing Holder an amount in cash equal to 1.0% of the aggregate purchase price paid by such Holder for the Registrable Securities required to be included in such Registration Statement; provided that, for the avoidance of doubt, no such payment shall be required with respect to previously Registrable Securities that have ceased to be Registrable Securities. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Notwithstanding the foregoing, if two or more Events are occurring simultaneously, the Company shall only be liable for liquidated damages under this Section 3(d) as if one Event is occurring. In the event that the Company registers some but not all of the Registrable Securities, the 1.0% of liquidated damages referred to above for any monthly period shall be reduced to equal the percentage determined by multiplying 1.0% by a fraction, the numerator of which shall be the number of Registrable Securities for which there is not an effective Registration Statement at such time and the denominator of which shall be the number of Registrable Securities at such time. The Effectiveness Deadline for a Registration Statement shall be extended without default or liquidated damages hereunder in the event that the Company’s failure to obtain the effectiveness of such Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete such Registration Statement in accordance with the requirements of the Securities Act (in which event the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).

4.           Registration Procedures.

(a)           Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 hereof, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof and the following provisions shall apply in connection therewith:

(i)           No Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the time of its initial effectiveness or at any time thereafter, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such Holder has become an “Electing Holder” by returning a duly completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein (or the Holder has delivered a Notice and Questionnaire after the deadline for response and the Company has named such Holder as a selling securityholder in the Registration Statement) and has provided any other information reasonably requested in writing by the Company.

(ii)           Each Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company (i) any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any other information regarding such Electing Holder and the distribution of such Registrable Securities as may be required to be disclosed in any Registration Statement under applicable law, pursuant to Commission comments or as the Company may request from time to time in writing.

(b)           Additional Obligations of the Company. The Company shall:

(i)           notify each Electing Holder of Registrable Securities whose securities are covered by the Registration Statement of the filing and effectiveness of the Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period ending on the date on which all Registrable Securities have been sold under the Registration Statement applicable to such Shelf Registration or have otherwise ceased to be Registrable Securities and notify each Electing Holder of the filing and effectiveness of such amendments and supplements, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(ii)           furnish to each Electing Holder selling Registrable Securities without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, each Prospectus prepared in connection with such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Holder, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(iii)           use its commercially reasonable efforts to: (A) register or qualify, or obtain exemption from registration or qualification for, such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests, (B) keep such registration, qualification or exemption in effect for so long as such Registration Statement remains in effect and (C) do any and all other acts and things which may be reasonably necessary or advisable to enable such Electing Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Electing Holder (provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

(iv)           notify each Electing Holder selling Registrable Securities at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act:

(A)           as promptly as practicable upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement, the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of any such Electing Holder and subject to the Company’s ability to declare Suspension Periods pursuant to Section 3(c), the Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each such seller of such Registrable Securities, and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading,

(B)           as promptly as practicable after the Company becomes aware of any request by the Commission or any Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto,

(C)           as promptly as practicable after the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or

(D)           as promptly as practicable after the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(v)           use its commercially reasonable efforts to cause all Registrable Securities to be quoted on OTC Bulletin Board or such other quotation service on which the Company’s Common Stock is then so quoted;

(vi)           provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;

(vii)           provide Counsel to the Holders a reasonable opportunity to review and comment upon any Registration Statement and any Prospectus supplements;

(viii)           in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to (A) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (B) obtain, at the earliest practicable date, the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction;

(ix)           if requested by any participating Electing Holder promptly include in a Prospectus supplement or amendment such information as the Holder may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;

(x)           in the case of certificated Registrable Securities, cooperate with the participating Holders of Registrable Securities and the managing underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities sold pursuant to a Shelf Registration Statement;

(xi)           cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities, as may be reasonably necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

(xii)           provide a CUSIP number for all Registrable Securities not later than the effective date of the Shelf Registration Statement;

(xiii)           make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Shelf Registration Statement, Counsel to the Holders and any attorney, accountant or other agent retained by the selling Holder or any managing underwriters (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Inspector’s judgment and with the concurrence of counsel to the Company, to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (C) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any other person, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(xiv)           within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filings of all Prospectuses and Free Writing Prospectuses with the Commission; and

(xv)           within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby).

(c)           Seller Requirements. In connection with any offering under any Registration Statement under this Agreement, each Electing Holder (i) shall promptly furnish to the Company in writing such information with respect to such Holder and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading; (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities; and (iii) shall not use any Free Writing Prospectus without the prior written consent of the Company. If any

Electing Holder of Registrable Securities fails to provide such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities in a timely manner after written request therefor, the Company may exclude such Electing Holder’s Registrable Securities from a registration under Section 3 hereof.

Each Person that has securities registered for resale on a Registration Statement filed hereunder agrees that, prior to each disposition of securities pursuant to a Registration Statement filed hereunder, it shall give the Company three (3) Business Days notice of its intention to make such disposition and that upon receipt of any notice contemplated in Section 3(c), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the applicable Registration Statement.

5.           Registration Expenses. All Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

6.           Indemnification; Contribution.

(a)           Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its partners, directors, officers, employees, agents, trustees and each Person who controls such Holder from and against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not the indemnified party is a party to any proceeding) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon (a) any untrue, or allegedly untrue, statement of a material fact contained in any Disclosure Package, any Registration Statement, any Prospectus, or in any amendment or supplement thereto, and (b) the omission or alleged omission to state in any Disclosure Package, any Registration Statement, any Prospectus, or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances in which such statements were made; provided, however, that the Company shall not be held liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in such Disclosure Package, Registration Statement, Prospectus, or such amendment or supplement thereto in reliance upon and in conformity with information concerning such Holder furnished in writing to the Company by or on behalf of such Holder expressly for inclusion therein, including, without limitation, the information furnished to the Company pursuant to Sections 4(a) and 4(c) hereof; and provided, further, that the Company’s obligations pursuant to this Section 6(a) with respect to “alleged” statements or “alleged” omissions shall only extend to Liabilities arising out of or based upon allegations brought by third parties. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

(b)           Indemnification by Holders. In connection with any offering in which a Holder is participating pursuant to Section 3 hereof, such Holder agrees severally (and not jointly) to indemnify and hold harmless the Company and each other Holder and their respective partners, directors, officers, managers, employees, agents, trustees, the other Holders, any underwriter retained by the Company and each Person who controls the Company, the other Holders or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Holders (including indemnification of their respective partners, directors, officers, Affiliates, stockholders, members, employees, trustees and controlling Persons), but only to the extent that Liabilities arise out of or are based upon a statement or alleged statement or an omission or alleged omission that was made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in such Disclosure Package, Registration Statement, Prospectus, or such amendment or supplement thereto, including, without limitation, the information furnished to the Company pursuant to Sections 4(a) and 4(c) hereof; provided, however, that the aggregate amount to be indemnified by any Holder pursuant to this Section 6(b) and contributed by any Holder pursuant to Section 6(d) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Disclosure Package, Registration Statement, Prospectus or such amendment or supplement thereto relates; and provided, further, that the Holder’s obligations pursuant to this Section 6(b) with respect to “alleged” statements or “alleged” omissions shall only extend to Liabilities arising out of or based upon allegations brought by third parties.

(c)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification or contribution hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. Each Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable and documented out-of-pocket fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay such fees and expenses, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonably incurred and documented out-of-pocket fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such reasonably incurred and documented out-of-pocket fees and expenses shall be reimbursed as incurred. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or may be a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

(d)           Contribution. If the indemnification provided for in this Section 6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold harmless an Indemnified Party in respect of any Liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 6(a), 6(b) and 6(c) hereof, any documented out-of-pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the aggregate amount to be contributed by any Holder pursuant to this Section 6(d) and indemnified by such Holder pursuant to Section 6(b) shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.           Participation in Underwritten Offering/Sale of Registrable Securities. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form entered into pursuant to this Agreement and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that the Holders included in any underwritten registration shall make only those representations and warranties to the Company or the underwriters as are customary for similar transactions and such other representations and warranties that the underwriters may reasonably request that are agreed by any such Holder.

8.           Rule 144. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act the Company covenants that for so long as the Company is subject to the reporting requirements of the Exchange Act it will use its commercially reasonable efforts to (i) file all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, (ii) make available information necessary to comply with Rule 144 at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and (iii) deliver, upon the reasonable request of any Holder of Registrable Securities, a written certification to such Holder as to whether the Company has complied with the information requirements of Rule 144. If at any time the Company is not subject to the reporting requirements of the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Securities pursuant to, Rule 144 or Rule 144A.

9.           Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in the Shelf Registration Statement unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such Shelf Registration Statement only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of the Holders that are included on such Shelf Registration Statement.

10.           Miscellaneous.

(a)           Stock Splits, etc.

 The provisions of this Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations recapitalizations and the like occurring after the date hereof.

(b)           No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement and shall take all commercially reasonable efforts to amend any agreements existing as of the date hereof so that such agreements shall not be inconsistent with the rights granted to the Holders in this Agreement.

(c)           Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained a written consent to such amendment, action or omission to act of the Holders of at least a majority of the Registrable Securities then outstanding, provided, however, that any modification, alteration, waiver or change that has a disproportionate and adverse effect on any right of any Holder under this Agreement shall not be effective against such Holder without the prior written consent of such Holder.

No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this

Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(d)           Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, fax, electronic transmission, courier service or personal delivery:

(i)           If to the Company:

WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, CA 94555
Fax: (510) 793-8992
Tel: (908) 442-2297
Attention: President and Chief Executive Officer
With a copy to (which shall not constitute notice hereunder):

K&L Gates LLP
4350 Lassiter at North Hills Avenue
Suite 300
Raleigh, NC 27608
Fax.: (919) 743-7358
Attention: D. Scott Coward

(ii)           If to any Holder, at its address as it appears in the Notice and Questionnaire of such Holder delivered to the Company or, prior to the delivery of a Notice and Questionnaire, at the Holder’s address as it appears in the records of the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if faxed or electronically transmitted. Any party may by notice given in accordance with this Section 10(d) designate another address or Person for receipt of notices hereunder.

(e)           Successors and Assigns: Third Party Beneficiaries. This Agreement shall inure, as hereinafter provided, to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including each Additional Purchaser who executes a Joinder in the form attached as Annex B hereto, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Company’s Articles of Incorporation or bylaws, applicable law and any applicable agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to and benefit from all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

(f)           Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(h)           Jurisdiction. Any action or proceeding against any party hereto relating in any way to this Agreement or the transactions contemplated hereby may be brought and enforced in any United States federal court or court of the State of Nevada, and each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. Each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such person or entity at the address for such person or entity set forth in Section 10(d) hereof of this Agreement or such other address such person or entity shall notify the other in writing. The foregoing shall not limit the right of any person or entity to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Agreement or the transactions contemplated hereby in any court located in the State of Nevada. Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any claim that a court located in the State of Nevada is not a convenient forum for any such action or proceeding.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which he might otherwise be entitled in any action or proceeding relating in any way to this Agreement or the transactions contemplated hereby in the courts of the State of Nevada, of the United States or of any other country or jurisdiction, and hereby waives any right he might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(i)           WAIVER OF JURY TRIAL. EACH PARTY, ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BY CONTRACT, TORT OR OTHERWISE) BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)           Remedies. The Company acknowledges that the obligations imposed on it in this Agreement are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Agreement in accordance with its specified terms or otherwise breaches such provisions. Therefore, the Holders shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

(k)           Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

(l)           Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

(m)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

(n)           Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(o)           Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

(p)           Termination. This Agreement shall terminate when all shares that were Registrable Securities cease to be Registrable Securities, provided that the indemnification and contribution provisions of Section 6 shall survive such termination.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

COMPANY:
WAFERGEN BIO-SYSTEMS, INC.
By:
Name:
Title:

HOLDERS:
[TO SIGN AND COMPLETE SIGNATURE PAGE ANNEXED HERETO]

Signature Page to the Registration Rights Agreement

SIGNATURE PAGE

By execution and delivery of this signature page, you hereby: (i) agree to become (A) an Investor, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”), by and among WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), and (B) a Holder, as defined in that certain Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company and the Holders (as defined in the Registration Rights Agreement), and, in the case of the Purchase Agreement and Registration Rights Agreement, are each dated as of__________1__, 2013, (ii) acknowledge that you have read the entire Purchase Agreement, the entire Registration Rights Agreement and the entire Confidential Private Placement Memorandum dated July 31, 2013 referenced in the Purchase Agreement and that you agree to be bound by each of the Purchase Agreement and the Registration Rights Agreement; and (iii) acknowledge that you have reviewed the representations in Section 3 of the Purchase Agreement entitled “Representations and Warranties of the Investors,” and represent that the statements contained in Section 3 of the Purchase Agreement are complete and accurate with respect to the undersigned as an Investor.

INVESTOR/HOLD:

Print Name: ________________________________

Signature:__________________________________

Print Name (if joint investment):___________________

Signature:__________________________________

Title (if entity) _______________________________

Telephone No. ______________________________

E-mail Address: _____________________________

Social Security # or Fed ID #___________________

___________________________________________

Street Address

___________________________________________

Street Address – 2nd line

___________________________________________

City, State, Zip

NUMBER OF UNITS PURCHASED: ___________ AGGREGATE PURCHASE PRICE ($50,000 PER UNIT): $_______________________ Date: _____________________________________

________________________________________
1  To be completed to reflect date of initial closing.  Investors should not complete this.

Annex A

Notice and Questionnaire

The undersigned beneficial holder of shares (the “Shares”) of common stock, par value $0.001 per share, of WaferGen Bio-systems, Inc. (the “Company”) (including common stock issuable upon the exercise of warrants) which are Registrable Securities understands that the Company intends to file or has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the registration rights agreement (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Registrable Securities (each a “beneficial owner”) is entitled to the benefits of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities legal counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned that are made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the President and Chief Executive Officer of the Company at telephone number: (510) 651-4450.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.           Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a)           Your full legal name:

(b)           Your business address (including street address) (or residence if no business address), telephone number and facsimile number:
Address:
Telephone No.:
Fax No.:
(c)           Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?
	Yes.
	No.
(d)           If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?
	Yes.
	No.
For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)           Full legal name of the person, if any, through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):
Name of Broker:
DTC No.:
Contact person:
Telephone No.:

2.           Your Relationship with the Company.

(a)           Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
	Yes.
	No.
(b)           If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.           Your Interest in the Registrable Securities.

(a)           State the type and amount of Registrable Securities beneficially owned by you:

(b)           Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?
	Yes.
	No.
(c)           If your answer to Item 3(b) above is yes, state the type and the aggregate amount of such other securities of the Company beneficially owned by you:
Type:
Aggregate amount:
(d)           Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?
	Yes.
	No.
(e)           At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?
	Yes.
	No.
(f)           If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.           Nature of your Beneficial Ownership.

(a)           Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

(i)           A reporting company under the Exchange Act.

(ii)           A majority-owned subsidiary of a reporting company under the Exchange Act.

(iii)           A registered investment fund under the 1940 Act.

(b)           If the beneficial owner of the Registrable Securities set forth in your response to Item 1 (a) above is a limited partnership, state the names of the general partner(s) of such limited partnership:

(i)           With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c)           Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i)           (A)           Full legal name of Controlling Entity(ies) or natural person(s) who has/have sole or shared voting or dispositive power over the Registrable Securities:

(B)           Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:
(C)           Name of shareholders:

(ii)           (B)           Full legal name of Controlling Entity(ies):

(B)           Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:
(iii)           Name of shareholders:

5.           Plan of Distribution.

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): All or any portion of such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through one or more underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) through the writing of options, whether such options are listed on an options exchange or otherwise, (v) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, (vi) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (vii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account, (viii) an exchange distribution in accordance with the rules of the applicable exchange, (ix) privately negotiated transactions, (x) short sales, (xi) sales pursuant to Rule 144, (xii) with broker-dealers who may agree with the selling securityholder to sell a specified number of shares at a stipulated price per share, (xiii) in an underwritten offering, (xiv) a combination of any such methods of sale and (xv) any other method permitted pursuant to applicable law. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such Registrable Securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities except in accordance with the terms of the Registration Rights Agreement.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed, adjudicated and enforced in accordance with terms of the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(Please Print)
Signature:
Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO
WAFERGEN BIO-SYSTEMS, INC. AS FOLLOWS:

WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, CA 94555
Fax: 510-793-8992
Attention: President and Chief Executive Officer

This Notice and Questionnaire must be returned in the manner and within the time period set forth in the Registration Rights Agreement in order to include Registrable Securities in such Shelf Registration Statement.

Annex B

Form of Joinder

THIS JOINDER is made on the day of

BETWEEN

(1) [ ] of [ ] (the “New Party”);

AND

(2) THE PERSONS WHOSE NAMES ARE SET OUT IN ANNEX A HERETO

(collectively, the “Current Parties” and individually, a “Current Party”);

AND

(3) WAFERGEN BIO-SYSTEMS, INC., (the “Company”).

WHEREAS a Registration Rights Agreement was entered into on August 27, 2013 by and among, inter alia, certain of the Current Parties and the Company (the “Registration Rights Agreement”), a copy of which the New Party hereby confirms that it has been supplied with and acknowledges the terms therein.

NOW IT IS AGREED as follows:

1.           In this Joinder, unless the context otherwise requires, words and expressions respectively defined or construed in the Registration Rights Agreement shall have the same meanings when used or referred to herein.

2.           The New Party hereby accedes to and ratifies the Registration Rights Agreement and covenants and agrees with the Current Parties and the Company to be bound by the terms of the Registration Rights Agreement as a “Holder” and to duly and punctually perform and discharge all liabilities and obligations whatsoever from time to time to be performed or discharged by it under or by virtue of the Registration Rights Agreement in all respects as if named as a party therein.

3.           The Company covenants and agrees that the New Party shall be entitled to all the benefits of the terms and conditions of the Registration Rights Agreement to the intent and effect that the New Party shall be deemed, with effect from the date on which the New Party executes this Joinder, to be a party to the Registration Rights Agreement as a “Holder.”

4.           This Joinder shall hereafter be read and construed in conjunction and as one document with the Registration Rights Agreement and references in the Registration Rights Agreement to “the Agreement” or “this Agreement,” and references in all other instruments and documents executed thereunder or pursuant thereto to the Registration Rights Agreement, shall for all purposes refer to the Registration Rights Agreement incorporating and as supplemented by this Joinder.

5.           THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

6.           Any action or proceeding against any party hereto relating in any way to this Joinder or the transactions contemplated hereby may be brought and enforced in any United States federal court or court of the State of Nevada, and each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. Each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the service of process in any such action or proceeding by

B-1

the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such person or entity at the address for such person or entity set forth in Section 10(d) of the Registration Rights Agreement or such other address such person or entity shall notify the other in writing. The foregoing shall not limit the right of any person or entity to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Joinder or the transactions contemplated hereby in any court located in the State of Nevada. Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any claim that a court located in the State of Nevada is not a convenient forum for any such action or proceeding.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which he might otherwise be entitled in any action or proceeding relating in any way to this Joinder or the transactions contemplated hereby in the courts of the State of Nevada, of the United States or of any other country or jurisdiction, and hereby waives any right he might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

7.           Section 10(i) of the Registration Rights Agreement shall apply to this Joinder and shall be incorporated herein by reference.

8.           The address of the undersigned for purposes of all notices under the Registration Rights Agreement is: [ ].

[NEW PARTY]
By:
Name
Title:

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